UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 24, 2020
Date of Report (Date of earliest event reported)

US FOODS HOLDING CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-37786	26-0347906
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9399 W. Higgins Road, Suite 100
Rosemont, IL 60018
(Address of principal executive offices) (Zip code)

(847) 720-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	USFD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Incremental Senior Secured Term Loan Facility

On April 24, 2020, US Foods, Inc. (the “Company”) entered into a new incremental senior secured term loan facility in an aggregate principal amount of $700 million (the “2020 Term Loan Facility” and, the borrowings thereunder, the “2020 Term Loans”) pursuant to an Eighth Amendment (the “Term Loan Amendment”) to the Amended and Restated Term Loan Credit Agreement, dated as of June 27, 2016 (as amended, the “Credit Agreement”), by and among the Company, the other loan parties party thereto, Citicorp North America, Inc., as administrative agent and collateral agent, and the lenders from time to time party thereto.  Borrowings under the 2020 Term Loan Facility were used to pay a portion of the purchase price for the Acquisition (as defined below) and related fees and expenses. As further described below, on April 28, 2020, the Company used a portion of the net cash proceeds received from its offering of Notes to repay $400 million in aggregate principal amount of the 2020 Term Loans (the “2020 Term Loan Prepayment”).

The 2020 Term Loans initially bore interest at a rate per annum equal to, at the Company’s option, either the sum of a London Interbank Offered Rate (“LIBOR”), plus a margin of 2.75%, or the sum of a base rate (determined in accordance with the Term Loan Amendment), plus a margin of 1.75%. Upon the occurrence of the 2020 Term Loan Prepayment, each of the interest rate margins set forth in the immediately preceding sentence increased by 0.50% (and such interest rate margins will increase further by 0.50% on each date that is the first, second, third or fourth anniversary of the 2020 Term Loan Prepayment). 2020 Term Loans that bear interest based on LIBOR will be subject to a LIBOR “floor” of 1.00%.

The 2020 Term Loan Facility initially amortized in equal quarterly installments at a rate per annum (expressed as a percentage of the original principal amount) of 1.00%, subject to customary adjustments in the event of any prepayment, with the balance due on April 24, 2027. Upon the occurrence of the 2020 Term Loan Prepayment, the amortization schedule applicable to the 2020 Term Loans was modified to require quarterly repayments of principal in an amount equal to (as a percentage of the aggregate principal amount of the 2020 Term Loans outstanding immediately after giving effect to the prepayment of 2020 Term Loans on the Adjustment Date): (i) 0.625% until the second anniversary of the 2020 Term Loan Prepayment and (ii) 1.25% from and after the second anniversary of the 2020 Term Loan Prepayment.

The 2020 Term Loan Facility was initially scheduled to mature on April 24, 2027. Upon the occurrence of the 2020 Term Loan Prepayment, the scheduled maturity date of the 2020 Term Loans was modified to April 24, 2025.

Borrowings under the 2020 Term Loan Facility may be voluntarily prepaid without penalty or premium, other than customary breakage costs related to prepayments of LIBOR-based borrowings.

The Company’s obligations under the 2020 Term Loan Facility are guaranteed by certain of the Company’s subsidiaries, and those obligations and the guarantees are secured by all the capital stock of the Company and its subsidiaries and substantially all the non-real estate assets of the Company and certain of its subsidiaries.

The 2020 Term Loan Facility is subject to customary affirmative and negative covenants as set forth in the Credit Agreement. The lenders may accelerate the maturity of the borrowings under the 2020 Term Loan Facility following a customary event of default as set forth in the Credit Agreement.

The foregoing description of the Term Loan Amendment is not complete and is qualified in its entirety by the full text of the Term Loan Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Senior Secured Notes due 2025

On April 28, 2020, the Company completed its previously announced offering of $1,000,000,000 aggregate principal amount of its 6.250% Senior Secured Notes due 2025 (the “Notes”). The Company used the net proceeds of its offering of the Notes to fund the 2020 Term Loan Prepayment and for general corporate purposes. The terms of the Notes are governed by an indenture dated as of April 28, 2020 (the “Indenture”), among the Company, the subsidiary guarantors party thereto and Wilmington Trust, National Association, as trustee (the “Trustee”) and as collateral agent (the “Collateral Agent”).

The Notes bear interest at a rate of 6.250% per year payable semi-annually in arrears on April 15 and October 15 of each year, commencing on October 15, 2020. The Notes are unconditionally guaranteed on a senior secured basis by each of the Company’s existing and future wholly-owned domestic subsidiaries that provide guarantees under the Company’s senior secured term loan credit facilities, including the 2020 Term Loan Facility (collectively, the “Term Loan Facilities”) or the Company’s asset based senior secured revolving credit facility (the “ABL Facility”).

The Notes and the related guarantees are secured by a (i) first-priority lien on the collateral (the “Non-ABL Priority Collateral”) that also secures on a first-priority basis the Term Loan Facilities and (ii) second-priority lien on the collateral (the “ABL-Priority Collateral” and together with the Non-ABL Priority Collateral, the “Collateral”) that secures on a first-priority basis the ABL Facility (and also secures on a second-priority basis the Term Loan Facilities), in each case subject to certain exceptions as described in the Indenture. The Notes are subject to the terms of two intercreditor agreements: (i) the intercreditor agreement that governs the relative rights of the secured parties in respect of the ABL Facility, the Term Loan Facilities and the Notes (the “ABL Intercreditor Agreement”) in the Non-ABL Priority Collateral and the ABL Priority Collateral and (ii) a pari passu intercreditor agreement (together with the ABL Intercreditor Agreement, the “Intercreditor Agreements”), which governs the relative rights of the secured parties in respect of the Term Loan Facilities and the Notes of their security interests in the Collateral. Each of the Intercreditor Agreements restrict the actions permitted to be taken by the Collateral Agent with respect to the Collateral on behalf of the holders of the Notes.

At any time prior to April 15, 2022, the Company may redeem some or all of the Notes at a redemption price equal to 100% of the principal amount of the Notes redeemed plus a “make-whole” premium plus accrued and unpaid interest, if any, to, but not including, the applicable redemption date, as described in the Indenture. Beginning on April 15, 2022, the Company may redeem some or all of the Notes at any time, and from time to time, at the redemption prices set forth in the Indenture, plus accrued and unpaid interest, if any, to, but not including, the applicable redemption date. In addition, at any time and from time to time on or prior to April 15, 2022, the Company may choose to redeem up to 40.0% of the aggregate principal amount of the Notes outstanding with the proceeds of certain equity offerings at a redemption price equal to 106.250% of the principal amount plus accrued and unpaid interest, if any, to, but not including, the applicable redemption date, so long as 50% of the original aggregate amount of the Notes remains outstanding immediately after such redemption.

If the Company experiences a Change of Control (as defined in the Indenture), the Company is required to offer to repurchase the Notes at 101% of the principal amount of such Notes, plus accrued and unpaid interest, if any, to, but not including, the date of repurchase.

The Indenture contains covenants that, among other things, limit the Company’s ability and the ability of its restricted subsidiaries to incur or guarantee additional indebtedness, pay dividends or make other restricted payments, make certain investments, incur restrictions on the ability of the Company’s restricted subsidiaries to pay dividends or make certain other payments, create or incur certain liens, sell assets and subsidiary stock, transfer all or substantially all of the Company’s assets or enter into merger or consolidation transactions, and enter into transactions with affiliates.

The Indenture provides for customary events of default which include (subject in certain cases to customary grace and cure periods), among others, nonpayment of principal or interest, breach of other agreements in respect of the Notes, failure to pay certain other indebtedness, failure to pay certain final judgments, failure of certain guarantees to be enforceable, failure to perfect certain collateral securing the Notes and certain events of bankruptcy or insolvency.

The foregoing summary and description of the Indenture, the Notes and the related notes collateral agreement dated as of April 28, 2020 (the “Collateral Agreement”), among the Company, the subsidiary guarantors party thereto and the Collateral Agent does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Indenture, which is filed as Exhibit 4.1 hereto and incorporated by reference herein, and the Collateral Agreement, which is filed as Exhibit 4.2 hereto and incorporated by reference herein.

Item 1.02. Termination of a Material Definitive Agreement

On April 24, 2020, RS Funding Inc. (“RS Funding”), the Company’s wholly owned, special purpose, bankruptcy remote subsidiary that is the borrower under the $800 million accounts receivable financing facility provided by that certain Credit and Security Agreement, dated as of August 27, 2012 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “ABS Facility”), among RS Funding, the Company, Wells Fargo Bank, National Association, as administrative agent, and the several lenders party thereto from time to time, delivered a notice (the “ABS Termination Notice”) to the administrative agent and lenders under the ABS Facility of the Company’s intention to terminate the ABS Facility on May 1, 2020 (the “ABS Termination Date”) and to prepay all amounts outstanding thereunder.

As of April 24, 2020, the aggregate principal amount of borrowings outstanding under the ABS Facility was $575 million. The actual amount of cash required to repay the ABS Facility in full will depend on the aggregate principal amount of outstanding borrowings under the ABS Facility on the ABS Termination Date and will include accrued interest, fees and expenses. Although the Company may choose to repay the ABS Facility using (i) only cash on hand, (ii) only borrowings under the ABL Facility (as defined below) or (iii) a combination thereof, the effectiveness of the ABS Termination Notice is conditioned on the Company having sufficient liquidity resources, including availability under the asset based lending facility under that certain ABL credit agreement, dated as of May 31, 2019 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “ABL Facility”), among the Company, the subsidiary borrowers from time to time party thereto, Wells Fargo Bank, National Association, as administrative agent and collateral agent, and the lenders and issuing lenders from time to time party thereto, on the ABS Termination Date.

Concurrent with this termination, the Company intends to transition the accounts receivable that are subject to the ABS Facility to its ABL Facility. The transfer of these additional accounts receivable to the Company’s ABL Facility is expected to increase the size of the ABL Facility’s borrowing base.

Item 2.01. Completion of Acquisition or Disposition of Assets

On April 24, 2020, the Company completed the previously announced acquisition (the “Acquisition”) of Smart Stores Holding Corp., a Delaware corporation (“Smart Foodservice”), pursuant to the terms and conditions of the Agreement and Plan of Merger, dated as of March 5, 2020 (the “Merger Agreement”), by and among the Company, CNC Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company, Smart Foodservice and Smart & Final Holdings, Inc., as the stockholders’ representative under the Merger Agreement.

The purchase price for the Acquisition was $970 million in cash, on a cash-free, debt-free basis, subject to customary post-closing adjustments.

The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by the full text of the Merger Agreement, which is attached as Exhibit 2.1 to US Foods Holding Corp.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 6, 2020 and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 8.01. Other Events

On April 24, 2020 a press release announcing the completion of the Acquisition was issued. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

Statements in this Form 8-K which are not historical in nature are “forward-looking statements” within the meaning of the federal securities laws. These statements often include words such as “believe,” “expect,” “project,” “anticipate,” “intend,” “plan,” “outlook,” “estimate,” “target,” “seek,” “will,” “may,” “would,” “should,” “could,” “forecast,” “mission,” “strive,” “more,” “goal,” or similar expressions and are based upon various assumptions and our experience in the industry, as well as historical trends, current conditions, and expected future developments. However, you should understand that these statements are not guarantees of performance or results and there are a number of risks, uncertainties and other factors that could cause our actual results to differ materially from those expressed in the forward-looking statements, including, among others: any declines in the consumption of food prepared away from home; the extent and duration of the negative impact of the COVID-19 pandemic on us; cost inflation/deflation and commodity volatility; competition; reliance on third party suppliers; interruption of product supply or increases in product costs; changes in our relationships with customers and group purchasing organizations; our ability to increase or maintain the highest margin portions of our business; effective integration of acquisitions; achievement of expected benefits from cost savings initiatives; fluctuations in fuel costs; economic factors affecting consumer confidence and discretionary spending; changes in consumer eating habits; our reputation in the industry; labor relations and costs; access to qualified and diverse labor; cost and pricing structures; changes in tax laws and regulations and resolution of tax disputes; environmental, health and safety and other governmental regulation, including actions taken by national, state and local governments to contain the COVID-19 pandemic, such as travel restrictions or bans, social distancing requirements, and required closures of non-essential businesses; product recalls and product liability claims; adverse judgments or settlements resulting from litigation; disruptions of existing technologies and implementation of new technologies; cybersecurity incidents and other technology disruptions; management of retirement benefits and pension obligations; extreme weather conditions, natural disasters and other catastrophic events, including pandemics and the rapid spread of contagious illnesses; risks associated with intellectual property, including potential infringement; indebtedness and restrictions under agreements governing indebtedness; and potential interest rate increases.

Discussion of additional risks and uncertainties are included in the sections entitled “Risk Factors” and “Forward-Looking Statements” in the Annual Report of the Company on Form 10-K for the fiscal year ended December 28, 2019, which was filed with the Securities and Exchange Commission on February 13, 2020 and our Current Report on Form 8-K furnished with the Securities and Exchange Commission on April 23, 2020. The forward-looking statements contained in this Form 8-K speak only as of the date of this Form 8-K. We undertake no obligation to update or revise any forward-looking statements.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated as of March 5, 2020, by and among US Foods, Inc., CNC Merger Sub, Inc., Smart Stores Holdings Corp. and Smart & Final Holdings, Inc. (incorporated by reference to Exhibit 2.1 of US Foods Holding Corp’s Current Report on Form 8-K filed on March 6, 2020)*

4.1
Indenture, dated as of April 28, 2020, by and among US Foods, Inc., the subsidiary guarantors from time to time party thereto and Wilmington Trust, National Association, as trustee and as collateral agent.

4.2	Notes Collateral Agreement, dated as of April 28, 2020, by and among US Foods, Inc., the subsidiary grantors party thereto and Wilmington Trust, National Association, as collateral agent.
10.1	Eighth Amendment to the Credit Agreement, dated as of April 21, 2020, by and among US Foods, Inc., the other Loan Parties party thereto, Citicorp North America, Inc. and the lenders party thereto.
99.1	Press Release, dated April 24, 2020.
104	Interactive Data File.

*Schedules and exhibits to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. US Foods Holding Corp. hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US FOODS HOLDING CORP.

Date: April 29, 2020	By:	/s/ Dirk J. Locascio
		Name:	Dirk J. Locascio
		Title:	Chief Financial Officer